UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

  Date of report (Date of earliest event reported) June 6, 2006 (May 31, 2006)
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                         VELOCITY ASSET MANAGEMENT, INC.
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               (Exact name of registrant as specified in Charter)

           Delaware                     000-161570               65-0008442
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       (State or other                                         (IRS employer
 jurisdiction of incorporation)   (Commission file no.)     identification no.)


              48 S. Franklin Turnpike, 3rd Floor, Ramsey, NJ 07446
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               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (201-760-6306)
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01.  Regulation FD Disclosure.

         On June 6, 2006, the Company issued a press release announcing completion of the overallotment described in Item 8.01 below.

         The press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference. The press release and the information in
Item 7.01 of this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 8.01 OTHER EVENTS.

         As previously reported on the Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 2006, the Company consummated its public offering of 1,200,000 shares of Series A Convertible Preferred Stock resulting in gross proceeds of $12,000,000 to the Company (the "Offering"). The offering was underwritten by Anderson & Strudwick, Incorporated (the "Underwriters"). The Underwriters were granted an option to purchase up to an additional 180,000 shares of Series A Convertible Preferred Stock from the Company to cover over-allotments (the "Over-Allotment Shares"). On May 31, 2006, the Underwriters acquired the Over-allotment Shares. The Over-Allotment Shares were sold at an offering price of $10.00 per Over-Allotment Share, generating gross proceeds to the Company of $1.8 million. After deducting underwriting commissions, approximately $1.656 million of such proceeds were received by the Company.



Item 9.01.        Financial Statements and Exhibits.

         (d)         Exhibits.

         Exhibit No.       Description
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         99.1              Press Release issued June 6, 2006

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



June 6, 2006



                                             VELOCITY ASSET MANAGEMENT, INC.




                                             /s/ JOHN C. KLEINERT
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                                             John C. Kleinert
                                             Chief Executive Officer